UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): September 2, 2004

ZONAGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21198	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-1
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)

(281) 719-3400
(Registrant’s telephone
number, including area
code)

Item 8.01. Other Information
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated September 2, 2004
Presentation Slides

Item 8.01. Other Information

     Zonagen, Inc. announced today that Dr. Ronald Wiehle, the Company’s Director of R&D, today delivered two presentations at the 12th International Congress of Endocrinology being held in Lisbon, Portugal from August 31 - September 4, 2004. The two presentations provided information for the previously released results of Zonagen’s Phase I/II U.S. trial for Androxal™ in the treatment of men with low testosterone, as well as results from animal studies indicating the potential of Progenta™ in the treatment of breast cancer.

     A copy of the Company’s press release is attached hereto as Exhibit 99.1. A copy of the presentations given by Dr. Wiehle is attached hereto as Exhibit 99.2. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

Item 9.01. Financial Statements and Exhibits

     c. Exhibits

Exhibit
Number	Description
99.1	Press Release dated September 2, 2004.
99.2	Presentation Slides

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONAGEN, INC.
Date: September 2, 2004.

	By:	/s/ Louis Ploth, Jr.

Louis Ploth, Jr.
Vice President, Business Development and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated September 2, 2004.
99.2	Presentation Slides